Filed pursuant to Rule 497(e)
Registration Nos. 333-240020

SUPPLEMENT DATED JULY 12, 2021
to the
COMBINED PROXY STATEMENT AND PROSPECTUS
DATED APRIL 21, 2021
For the Reorganization of

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust	ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust
into	into
ISE Cyber Security ETF a series of ETF Series Solutions	ISE Mobile Payments ETF a series of ETF Series Solutions
The section entitled “Management — Portfolio Managers” on page 28 of the Combined Proxy Statement and Prospectus is revised with respect to the Acquiring Funds to read as follows:

Portfolio Managers

The following portfolio managers are jointly and primarily responsible for the day-to-day management of the Funds:

Acquiring Funds
Andrew Serowik, Portfolio Manager of ETC (since inception)
Todd Alberico, Portfolio Manager of ETC (since inception)
Gabriel Tan, Portfolio Manager of ETC (since inception)

Andrew Serowik joined ETC from Goldman Sachs in May 2018. He began his career at Spear, Leeds & Kellogg, continuing with Goldman after its acquisition of SLK in September 2000. During his career of more than 18 years at the combined companies, he held various roles, including managing the global Quant ETF Strats team and One Delta ETF Strats. He designed and developed systems for portfolio risk calculation, algorithmic ETF trading, and execution monitoring, with experience across all asset classes. He graduated from the University of Michigan with a Bachelor of Business Administration degree in finance.

Mr. Alberico joined the Adviser in November 2020, having spent the past 14 years in ETF trading at Goldman Sachs, Cantor Fitzgerald, and, most recently, Virtu Financial. He spent most of that time focused on the Trading and Portfolio Risk Management of ETFs exposed to international and domestic equity. He has worked on several different strategies including lead market-making and electronic trading, to customer facing institutional business developing models for block trading as well as transitional trades. Mr. Alberico graduated from St. John’s University in NY with a Bachelor of Science degree in Finance.

Mr. Tan joined the Adviser in May 2019 as an Associate Portfolio Manager and was promoted to Portfolio Manager in December 2020. He began his career at UBS and BBR Partners where he worked as a financial planning analyst and a portfolio strategist for over four years. During his time there, he developed comprehensive wealth management solutions focused on portfolio optimization, trust and estate planning, and tax planning.

The SAI to this Proxy Statement provides additional information about the Acquiring Funds’ portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities of the Acquiring Funds.

Please retain this Supplement with your Combined Proxy Statement and Prospectus for future reference.

SUPPLEMENT DATED JULY 12, 2021
to the
STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 21, 2021
For the Reorganization of

ETFMG Prime Cyber Security ETF a series of ETF Managers Trust	ETFMG Prime Mobile Payments ETF a series of ETF Managers Trust
into	into
ISE Cyber Security ETF a series of ETF Series Solutions	ISE Mobile Payments ETF a series of ETF Series Solutions
The section entitled “Portfolio Managers” on pages 17–18 of the SAI is revised to read as follows:
PORTFOLIO MANAGERS
Andrew Serowik, Todd Alberico, and Gabriel Tan serve as the Funds’ portfolio managers (the “Portfolio Managers”). This section includes information about the Portfolio Managers, including information about compensation, other accounts managed, and the dollar range of Shares owned.
Portfolio Manager Compensation. Each Portfolio Manager’s portfolio management compensation includes a salary and discretionary bonus based on the profitability of the Adviser. None of the Portfolio Managers’ compensation is directly related to the performance of the Funds’ underlying assets.
Fund Shares Owned by the Portfolio Managers. The Funds are required to show the dollar range of the Portfolio Manager’s “beneficial ownership” of Shares of the Funds as of the end of the most recently completed fiscal year. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act. As of the date of this SAI, the Portfolio Managers did not beneficially own shares of the Funds.
Other Accounts Managed by the Portfolio Managers. In addition to the Funds, the Portfolio Managers are responsible for the day-to-day management of certain other accounts as of May 31, 2021, as follows:

	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Andrew Serowik	35	$3.62 billion	1	$89.7 million	0	$0
Todd Alberico	35	$3.62 billion	1	$89.7 million	0	$0
Gabriel Tan	35	$3.62 billion	1	$89.7 million	0	$0
* None of the accounts managed by the Portfolio Managers are subject to performance based advisory fees.
Conflicts of Interest
The Portfolio Managers’ management of “other accounts” is not expected to give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objectives as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing, and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of the Funds he manages. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts the Adviser manages are fairly and equitably allocated.

Please retain this Supplement with your SAI for future reference.